UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): March 23, 2006
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                                 Healthaxis Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

            0-13591                                   23-2214195
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    (Commission File Number)               (IRS Employer Identification No.)


   7301 N. State Highway 161, Suite 300, Irving, Texas              75039
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        (Address of Principal Executive Offices)                  (Zip Code)


                                 (972) 443-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On March 23, 2006, Healthaxis Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing full year 2006 results.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Press release dated March 23, 2006



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2006

                                               HEALTHAXIS INC.

                                               By: /s/ RONALD K. HERBERT
                                                   ---------------------
                                                   Ronald K. Herbert
                                                   Chief Financial Officer


EXHIBIT INDEX

EXHIBIT NUMBER       DESCRIPTION
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     99.1            Copy of Healthaxis Inc. press release dated March 23, 2006



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